Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 296,415,000
Previously Paid Amount	0
Total Fee Amount	45,381.14
Total Offset Amount	0
Net Fee	$ 45,381.14